UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

INTERSECTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer
Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On November 12, 2004, Intersections Inc. (“Intersections”) completed the acquisition of American Background Information Services, Inc., a Virginia corporation (“American Background”), pursuant to the terms and conditions of the Stock Purchase Agreement dated October 14, 2004 (the “Purchase Agreement”) by and among Intersections, American Background and AMSEC Enterprises, L.C., a Virginia limited liability company (“AMSEC”). Pursuant to the Purchase Agreement, Intersections acquired from AMSEC, and AMSEC sold, all of the outstanding stock of American Background for $18.5 million in cash. In addition, Intersections paid approximately $1.4 million to retire the outstanding bank debt of American Background. The parties have agreed that $1.9 million of the purchase price will be held in escrow until May 2006 as security for any claims of Intersections under the Purchase Agreement.

     On November 15, 2004, Intersections filed a Current Report on Form 8-K reporting that it had completed the acquisition of American Background and that the financial statements and pro forma financial information required under Item 9.01 would be filed on or before January 26, 2005. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

     The description contained in this Item 2.01 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

Audited financial statements of American Background at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

Unaudited balance sheet of American Background at September 30, 2004, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.

(b)	Pro Forma Financial Information:

Unaudited pro-forma condensed consolidated balance sheet as of September 30, 2004.

Unaudited pro-forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

Notes to unaudited pro-forma condensed consolidated financial statements.

(c)	Exhibits:

Exhibit 2.1	Stock Purchase Agreement dated October 14, 2004 by and among Intersections Inc., American Background Information Services, Inc. and AMSEC Enterprises, L.C.*

Exhibit 23.1	Consent of Yount, Hyde & Barbour, P.C.

Exhibit 99.1	Press release dated November 15, 2004.*

Exhibit 99.2	Audited financial statements of American Background at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

Exhibit 99.3	Unaudited balance sheet of American Background at September 30, 2004, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.

Exhibit 99.4	Unaudited pro-forma condensed consolidated balance sheet as of September 30, 2004.

Unaudited pro-forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

Notes to unaudited pro-forma condensed consolidated financial statements.

* Previously filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005

INTERSECTIONS INC.
By:	/s/ Kenneth D. Schwarz
Kenneth D. Schwarz
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INTERSECTIONS INC.
EXHIBIT INDEX TO FORM 8-K/A

EXHIBIT NO.	ITEM
2.1	Stock Purchase Agreement dated October 14, 2004 by and among Intersections Inc., American Background Information Services, Inc. and AMSEC Enterprises, L.C.*

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Press release dated November 15, 2004.*

99.2	Audited financial statements of American Background at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

99.3	Unaudited balance sheet of American Background at September 30, 2004, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.

99.4	Unaudited pro-forma condensed consolidated balance sheet as of September 30, 2004.

Unaudited pro-forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

Notes to unaudited pro-forma condensed consolidated financial statements.

* Previously filed.